UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): March 7, 2018 (March 6, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Wheeler Real Estate Investment Trust, Inc. (the “Company”) is furnishing this Form 8-K/A to correct the date and the amount of cash savings in the first and second bullet points, respectively, under "RECENT NEWS" in the original earnings press release (the “Original Earnings Release”) furnished by the Company as Exhibit 99.1 with its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2018 (the "Original 8-K"). In the Original Earnings Release the Company stated that it recorded an impairment of $5.3 million on notes receivable and a $2.4 million reserve on receivables due from Sea Turtle Development and other related parties for property management and leasing services as of December 31, 2018, which should have been as of December 31, 2017. In addition, the Company stated the cash savings from the suspension of the dividend on the Company's common stock and its operating partnership, Wheeler REIT, L.P.'s (the "Operating Partnership") common unit was $9.0 million, which should have been $9.7 million.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 6, 2018, the Company issued the Original Earnings Release announcing its financial and operational results for the fiscal year ended December 31, 2017. Subsequently, on March 7, 2018 the Company issued a revised earnings release (the "Revised Earnings Release") correcting errors in the Original Earnings Release described in the Explanatory Note above. A copy of the Revised Earnings Release is furnished as Exhibit 99.1 to this Amended Current Report on Form 8-K/A. A copy of the Company's Supplemental Operating and Financial Data for the three and twelve months ended December 31, 2017 is attached as Exhibit 99.2 to the Amended Current Report on Form 8-K/A and is incorporated herein by reference.

This Amended Current Report on Form 8-K/A is not intended to, nor does it, reflect events occurring after the furnishing of the Original 8-K, and the Original Earnings Release and Supplemental Operating and Financial Data that was included with the Original 8-K is not being modified or updated in any way other than as necessary to reflect the corrections described above.

ITEM 7.01 REGULATION FD DISCLOSURE.

In the same press release described in Item 2.02 above, the Company announced that its Board of Directors determined to suspend the Company's quarterly common stock dividend and common unit dividend in the Company's Operating Partnership beginning immediately.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

99.1	Revised press release, dated March 7, 2018
99.2	Supplemental Operating and Financial Data for the three and twelve months ended December 31, 2017.

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Revised press release, dated March 7, 2018
99.2	Supplemental Operating and Financial Data for the three and twelve months ended December 31, 2017.

SIGNATURE PAGE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
Chief Executive Officer
Dated: March 7, 2018